                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 17, 2004
                       ----------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                               TANGO INCORPORATED
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Florida                 333-86031         98-019822
  ----------------------------   ---------------    ----------------
  (State or other jurisdiction    (Commission       (IRS Employer
       of incorporation)           File Number)      Identification No.)

               18055 A NE SAN RAFAEL STREET PORTLAND, OREGON 97230
           -----------------------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                 (503) 492-1500
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. Employee Stock Option Plan

Pursuant to a meeting of the Company's Board of Directors the Company has reinstated its Employee Option Plan. Issuance of shares pursuant to the Plan were initially withdrawn pursuant to a Form 8-k filed with the Securities and
Exchange Commission on August 7, 2003. The Board has decided to take this course of action due to the fact that the Company has a complete management team in place and will likely have to issue shares and/or options under the Plan to retain key personnel and consultants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tango Incorporated

By: /s/ Todd Violette
---------------------------
        Todd Violette, Director

By: /s/ Sameer Hirji
---------------------------
        Sameer Hirji, Director

Dated: May 17, 2004